                                [HARTFORD LOGO]

                                  APPLICATION
                                      FOR
                                 LIFE INSURANCE

                                                    COMPANION/RELATED APPLICATION INFORMATION
DISTRIBUTION SOURCE (CHECK ONE)                     (IS THERE AN ASSOCIATED CASE? IF YES, COMPLETE BELOW.)
----------------------------------------------------------------------------------------------------------------------------
/ / SFO Field Office #                              PRINT Name of Insured                               TYPE OF COVERAGE
/ / Woodbury Financial Services, Inc.                                                                   / / Term
/ / Other                                                                                               / / Permanent
----------------------------------------------------------------------------------------------------------------------------

PRODUCER INFORMATION FOR THIS
APPLICATION (FIRST NAME LISTED
BELOW WILL BE THE SERVICING
PRODUCER).
------------------------------------------------------------------------------------------------------------------------------
PRIMARY WRITING                 CONTACT INFORMATION             PRODUCER APPLICATION
PRODUCER/PRODUCER OF RECORD                                     INFORMATION
------------------------------------------------------------------------------------------------------------------------------
PRINT Name & Address (include   Phone                           Hartford Producer Code          Staff Code(s)*
Name of Firm)
                                Fax                                                             Split%
                                E-Mail                          Social Security Number/Tax ID
------------------------------------------------------------------------------------------------------------------------------
PRIMARY WRITING                 CONTACT INFORMATION             PRODUCER APPLICATION
PRODUCER/PRODUCER OF RECORD                                     INFORMATION
------------------------------------------------------------------------------------------------------------------------------
PRINT Name & Address (include   Phone                           Hartford Producer Code          Staff Code(s)*
Name of Firm)
                                Fax                                                             Split%
                                E-Mail                          Social Security Number/Tax ID
------------------------------------------------------------------------------------------------------------------------------
PRIMARY WRITING                 CONTACT INFORMATION             PRODUCER APPLICATION
PRODUCER/PRODUCER OF RECORD                                     INFORMATION
------------------------------------------------------------------------------------------------------------------------------
PRINT Name & Address (include   Phone                           Hartford Producer Code          Staff Code(s)*
Name of Firm)
                                Fax                                                             Split%
                                E-Mail                          Social Security Number/Tax ID
------------------------------------------------------------------------------------------------------------------------------

* Provide Staff Code(s) and Appropriate Percentage for Split, if applicable.

  PRODUCER: THIS NOTICE MUST BE REMOVED AND LEFT WITH THE PROPOSED INSURED(S)

                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                      INDIVIDUAL LIFE OPERATIONS ADDRESS:
                                 P.O. BOX 64271
                         ST. PAUL, MINNESOTA 55164-0271

                   NOTICE OF INSURANCE INFORMATION PRACTICES

INVESTIGATIVE CONSUMER REPORTS

As part of our procedure for processing your application, an investigative consumer report may be prepared by an outside insurance reporting organization. Personal information may be collected from others regarding your general reputation and lifestyle. You have the right to send a written request within a reasonable period of time to receive additional detailed information about the nature and scope of this investigation.

PERSONAL HISTORY INTERVIEW

To provide you, our client, with the best possible service, we may also conduct what we call a personal history interview. This is a phone call placed from our underwriting office. Its purpose is to make sure that the application information is complete. Our interviewers are trained to conduct their calls in a friendly, professional manner. The nature of the information discussed is always treated as personal and confidential and will only be used to assess your eligibility for insurance.

MEDICAL INFORMATION BUREAU (MIB) PRE-NOTIFICATION

Information regarding your insurability will be treated as confidential. Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau (MIB), a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply such a company, with the information in its file. Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file. Please contact the MIB at (866) 692-6901 (TTY (866) 346-3642). If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

ACCESS, CORRECTION AND DISCLOSURE

You can obtain access to personal information about you contained in our policy files by sending us a written request. You may also request any necessary corrections, amendments or deletion of any information in our files which you believe to be inaccurate or irrelevant.

Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company or its reinsurer(s) may release information in their files to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. Also, please be advised that personal and confidential information collected by us may, in certain circumstances, be disclosed to third parties without authorization. A further description of the circumstances under which information about you may be disclosed and the types of persons and organizations to whom it may be disclosed will be sent to you upon your written request.

If you desire further information or access to your personal information, please send your written request to: Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125.

HL-15911(07)

/ / HARTFORD LIFE INSURANCE COMPANY

/ / HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

HARTFORD, CT 06104-2999

PART A

                                [HARTFORD LOGO]

1. PROPOSED INSURED 1 -- COMPLETE FOR
ALL APPLICATIONS.
-------------------------------------------------------------------------------------------------------------------------------
a. Name of Proposed Insured 1             b. Date of Birth             c. State/Country of Birth         d. Gender
(First, Middle, Last)
                                                                                                         / / Male
                                                                                                         / / Female
-------------------------------------------------------------------------------------------------------------------------------
e. Residence Address                                                   f. Occupation / Duties
(Including City, State and Zip Code)
-------------------------------------------------------------------------------------------------------------------------------
g. Daytime Phone Number                   h. Evening Phone Number      i. Employer's Name
( )                                       ( )
-------------------------------------------------------------------------------------------------------------------------------
j. Social Security Number                 k. Height l. Weight          m. DRIVER'S LICENSE NUMBER/STATE OF ISSUE/EXPIRATION
                                                                       DATE OR Passport Number/Issuing Country/Expiration Date
-------------------------------------------------------------------------------------------------------------------------------
2. PROPOSED INSURED 2 -- COMPLETE IF
APPLICABLE FOR LAST SURVIVOR OR TERM
RIDER. (IF ADDITIONAL TERM RIDER
APPLICANTS, USE SUPPLEMENT.)
-------------------------------------------------------------------------------------------------------------------------------
a. Name of Proposed Insured 2 (First,     b. Date of Birth             c. State/Country of Birth         d. Gender
Middle, Last)
                                                                                                         / / Male
                                                                                                         / / Female
-------------------------------------------------------------------------------------------------------------------------------
e. Residence Address                                                   f. Occupation / Duties
(Including City, State and Zip Code)
-------------------------------------------------------------------------------------------------------------------------------
g. Daytime Phone Number                   h. Evening Phone Number      i. Employer's Name
( )                                       ( )
-------------------------------------------------------------------------------------------------------------------------------
j. Social Security Number                 k. Height l. Weight          m. DRIVER'S LICENSE NUMBER/STATE OF ISSUE/EXPIRATION
                                                                       DATE OR Passport Number/Issuing Country/Expiration Date
-------------------------------------------------------------------------------------------------------------------------------
3. OWNER INFORMATION -- COMPLETE IF
OTHER THAN PROPOSED INSURED 1 (OR
PROPOSED INSURED 1 AND 2 FOR LAST
SURVIVOR POLICIES).
-------------------------------------------------------------------------------------------------------------------------------
a. Policy Owner Name and Address          b. Soc. Sec. No or Tax ID                                      c. Relationship to
                                                                                                         Proposed Insured
-------------------------------------------------------------------------------------------------------------------------------
d. Driver's License Number/State of                                    e. Owner is:
Issue/Expiration Date OR Passport
Number/Issuing Country/Expiration Date
                                                                       / / Individual -- Date of Birth:  / / Partnership
                                                                       / / Trust -- Date of Trust:       / / Corporation
-------------------------------------------------------------------------------------------------------------------------------
4. PREMIUM/BILLING INFORMATION --
COMPLETE FOR ALL APPLICATIONS.
-------------------------------------------------------------------------------------------------------------------------------
a. Premiums to be paid:                   / / Annually / / Semi-Annually / / Quarterly / / Monthly Electronic Fund Transfer
                                          / / Non-Billed / / Other
-------------------------------------------------------------------------------------------------------------------------------
b. Send Billing Correspondence to:                                     c. Special Requests / Requested Policy Date
/ / Policy Owner / / Proposed Insured 1   / / Other (Provide Name and
                                          Address)
-------------------------------------------------------------------------------------------------------------------------------

5. BENEFICIARY INFORMATION -- COMPLETE FOR ALL
APPLICATIONS.
ALL MULTIPLE BENEFICIARY DESIGNATIONS WILL BE EQUALLY
DIVIDED TO BENEFICIARY(IES) UNLESS OTHERWISE
INDICATED. TOTAL MUST EQUAL 100%.
(EXAMPLE : 33 + 33 + 34).
------------------------------------------------------------------------------------------------------------------------------------
a. Primary Beneficiary Name(s)                         b. Soc. Sec. No or Tax ID      c. Relationship to Proposed  d.% of Benefit
                                                                                      Insured
------------------------------------------------------------------------------------------------------------------------------------
e. Contingent Beneficiary Name(s)                      f. Soc. Sec. No or Tax ID      g. Relationship to Proposed  h.% of Benefit
                                                                                      Insured
------------------------------------------------------------------------------------------------------------------------------------

PART B

6. VARIABLE LIFE INSURANCE -- COMPLETE THIS SECTION FOR
VARIABLE LIFE INSURANCE.
------------------------------------------------------------------------------------------------------------------------------------
[a. HARTFORD QUANTUM II                                       / / OTHER                           ]
------------------------------------------------------------------------------------------------------------------------------------
1. Face Amount of Base Policy $                               2. Planned Annual Premium $
------------------------------------------------------------------------------------------------------------------------------------
[ 3. OPTIONAL BENEFITS
/ / Child Rider $                                             / / Other
(COMPLETE A CHILD RIDER SUPPLEMENT)
/ / Accidental Death Benefit $                                WAIVER (CHOOSE ONLY ONE)
/ / COLA Rider                                                / / Waiver of Specified Amount $
/ / Accelerated Death Benefit (for Terminal Illness)          / / Deduction Amount Waiver ]
(COMPLETE A POLICY OWNER DISCLOSURE STATEMENT)
------------------------------------------------------------------------------------------------------------------------------------
[ b. / / STAG WALLSTREET -- ACCELERATED DEATH BENEFIT (FOR
TERMINAL ILLNESS) POLICY OWNER DISCLOSURE IS REQUIRED FOR
ALL APPLICATIONS.
                                                              / / OTHER ]
------------------------------------------------------------------------------------------------------------------------------------
1. Face Amount of Base Policy                                 2. Planned Annual Premium           3. Death Benefit Option (Choose
                                                                                                  One)
$                                                             $                                   / / Level (Option A)
                                                                                                  / / Return of Account Value
                                                                                                  (Option B)
------------------------------------------------------------------------------------------------------------------------------------
4. COMPLETE MEDICAL EXAM QUESTIONNAIRE -- APPLICATION
SUPPLEMENT FOR ALL APPLICANTS THAT DO NOT REQUIRE A MEDICAL
EXAM.
------------------------------------------------------------------------------------------------------------------------------------
[ 5. OPTIONAL BENEFITS
/ / Term Rider $                                              / / COLA Rider
(Proposed Insured 1)                                          / / Other
/ / Term Rider $                                              WAIVER (CHOOSE ONLY ONE)
(Proposed Insured 2)                                          / / Waiver of Specified Amount $
(COMPLETE TERM RIDER SUPPLEMENT IF ADDITIONAL INSUREDS)       / / Deduction Amount Waiver
/ / Child Rider $                                             ENHANCED NO LAPSE GUARANTEES (CHOOSE ONLY ONE)
(COMPLETE A CHILD RIDER SUPPLEMENT)                           / / Enhanced No Lapse Guarantee (to Age 65)
/ / Accidental Death Benefit $                                / / Enhanced No Lapse Guarantee (Lifetime) ]
------------------------------------------------------------------------------------------------------------------------------------

6. VARIABLE LIFE INSURANCE -- COMPLETE THIS SECTION FOR
VARIABLE LIFE INSURANCE.
------------------------------------------------------------------------------------------------------------------------------------
[c. / / STAG ACCUMULATOR II                                    / / STAG PROTECTOR II        / / OTHER ]
1. Face Amount of Base Policy                                  2. Planned Annual Premium    3. Death Benefit Option (Choose One)
                                                                                            / / Level (Option A)
                                                                                            / / Return of Account Value (Option B)
$                                                              $                            / / Return of Premium (Option C)
------------------------------------------------------------------------------------------------------------------------------------
[ 4. OPTIONAL BENEFITS
/ / Term Rider $                                               / / Accelerated Death Benefit (for Terminal Illness)
(Proposed Insured 1)                                           (COMPLETE A POLICY OWNER DISCLOSURE STATEMENT)
/ / Term Rider $                                               / / Other
(Proposed Insured 2)                                           WAIVER (CHOOSE ONLY ONE)
(COMPLETE A TERM RIDER SUPPLEMENT IF ADDITIONAL INSUREDS)      / / Waiver of Specified Amount $
/ / Child Rider $                                              / / Deduction Amount Waiver
(COMPLETE A CHILD RIDER SUPPLEMENT)
/ / Accidental Death Benefit $                                 ENHANCED NO LAPSE GUARANTEES (CHOOSE ONLY ONE)
/ / Modified Surrender Value Endorsement                       / / Enhanced No Lapse Guarantee
/ / COLA Rider                                                 / / Lifetime No Lapse Guarantee
Accelerated Death Benefit for Long Term Care Services Rider
is available for Proposed Insured 1 only -- (COMPLETE THE
ACCELERATED DEATH BENEFIT FOR LONG TERM CARE SERVICES RIDER
APPLICATION SUPPLEMENT AND A POLICY OWNER DISCLOSURE
STATEMENT)]
------------------------------------------------------------------------------------------------------------------------------------
[d. / / HARTFORD VUL LAST SURVIVOR                                                          / / OTHER ]
1. Face Amount of Base Policy                                  2. Planned Annual Premium    3. Death Benefit Option (Choose One)
                                                                                            / / Level (Option A)
                                                                                            / / Return of Account Value (Option B)
$                                                              $                            / / Return of Premium (Option C)
------------------------------------------------------------------------------------------------------------------------------------
[ 4. OPTIONAL BENEFITS
/ / Estate Protection Rider                                                                 / / Other ]
------------------------------------------------------------------------------------------------------------------------------------
7. WHOLE LIFE INSURANCE -- COMPLETE THIS SECTION FOR WHOLE
LIFE INSURANCE.
------------------------------------------------------------------------------------------------------------------------------------
[a. / / STAG WHOLE LIFE                                                                     / / Other ]
------------------------------------------------------------------------------------------------------------------------------------
1. Face Amount of Base Policy $                                [ 2. OPTIONAL BENEFITS       / / Guaranteed Issue Option
                                                                                            / / Liquidity Enhancement
                                                                                            / / 412(i)
                                                                                            / / Other ]
------------------------------------------------------------------------------------------------------------------------------------
8. TERM LIFE INSURANCE -- COMPLETE THIS SECTION FOR TERM LIFE
INSURANCE.
------------------------------------------------------------------------------------------------------------------------------------
[a. / / ANNUAL RENEWABLE TERM]
1. Face Amount of Base Policy $
------------------------------------------------------------------------------------------------------------------------------------

9. UNIVERSAL LIFE INSURANCE -- COMPLETE THIS SECTION
FOR UNIVERSAL LIFE INSURANCE.
------------------------------------------------------------------------------------------------------------------------------------
[ a. / / HARTFORD ADVANCED UNIVERSAL LIFE             / / OTHER                               ]
------------------------------------------------------------------------------------------------------------------------------------
1. Face Amount of Base Policy                         2. Planned Annual Premium               3. Death Benefit Option (Choose One)
                                                                                              / / Level (Option A)
                                                                                              / / Return of Account Value (Option B)
$                                                     $                                       / / Return of Premium (Option C)
------------------------------------------------------------------------------------------------------------------------------------
[ 4. OPTIONAL BENEFITS
/ / Child Rider $                                     / / Accidental Death Benefit $
(COMPLETE CHILD RIDER SUPPLEMENT)                     / / Other
/ / Accelerated Death Benefit (for Terminal Illness)  WAIVER (CHOOSE ONLY ONE)
(COMPLETE A POLICY OWNER DISCLOSURE STATEMENT)        / / Waiver of Specified Amount $
/ / COLA Rider                                        / / Deduction Amount Waiver ]
------------------------------------------------------------------------------------------------------------------------------------
[ b. / / STAG UNIVERSAL LIFE                          / / OTHER                               ]
------------------------------------------------------------------------------------------------------------------------------------
1. Face Amount of Base Policy                         2. Planned Annual Premium               3. Death Benefit Option (Choose One)
                                                                                              / / Level (Option A)
                                                                                              / / Return of Account Value (Option B)
$                                                     $                                       / / Return of Premium (Option C)
------------------------------------------------------------------------------------------------------------------------------------
[ 4.OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
/ / Term Rider $                                      / / Accidental Death Benefit $
(Proposed Insured 2)                                  / / Deduction Amount Waiver
(COMPLETE TERM RIDER SUPPLEMENT IF ADDITIONAL         / / Other                               ]
INSUREDS)
/ / Child Rider $
(COMPLETE CHILD RIDER SUPPLEMENT)
------------------------------------------------------------------------------------------------------------------------------------
[ c. / / HARTFORD UNIVERSAL LIFE CV                   / / OTHER                               ]
1. Face Amount of Base Policy                         2. Planned Annual Premium               3. Death Benefit Option (Choose One)
                                                                                              / / Level (Option A)
                                                                                              / / Return of Account Value (Option B)
$                                                     $                                       / / Return of Premium (Option C)
------------------------------------------------------------------------------------------------------------------------------------
[ 4. OPTIONAL BENEFITS
/ / Accelerated Death Benefit (for Terminal Illness)  / / Other                               ]
(COMPLETE A POLICY OWNER DISCLOSURE STATEMENT)
------------------------------------------------------------------------------------------------------------------------------------
[ d. HARTFORD ADVANCED LAST SURVIVOR UNIVERSAL LIFE   / / OTHER                               ]
1. Face Amount of Base Policy                         2. Planned Annual Premium               3. Death Benefit Option (Choose One)
                                                                                              / / Level (Option A)
                                                                                              / / Return of Account Value (Option B)
$                                                     $                                       / / Return of Premium (Option C)
------------------------------------------------------------------------------------------------------------------------------------
[ 4. OPTIONAL BENEFITS
/ / Estate Protection Rider                           / / Other                               ]
------------------------------------------------------------------------------------------------------------------------------------

PART C

10. NICOTINE USE -- COMPLETE FOR ALL APPLICATIONS.
------------------------------------------------------------------------------------------------------------------------------------
                        PROVIDE DETAILS BELOW.
         ATTACH AN ADDITIONAL SHEET IF MORE SPACE IS NEEDED.
                                                                          PROPOSED INSURED 1             PROPOSED INSURED 2
a. Within the past 5 years, have you used any form of tobacco,                    YES             NO             YES             NO
nicotine or nicotine replacement therapy                                / / Within 12 mos.             / / Within 12 mos.
(for example -- cigarette, cigar, pipe, chewing tobacco,                / / Within 3 years             / / Within 3 years
Nicorette gum, nicotine patch or nasal spray?                           / / Within 5 years       / /   / / Within 5 years       / /
------------------------------------------------------------------------------------------------------------------------------------
b. If "Yes," list Type(s) and Amount used per day.
Proposed Insured 1 : Type(s)                                            Amount
Proposed Insured 2: Type(s)                                             Amount
------------------------------------------------------------------------------------------------------------------------------------

11. GENERAL INFORMATION -- COMPLETE FOR ALL APPLICATIONS.

                              PROVIDE DETAILS TO "YES" ANSWERS
                                  IN DETAIL SECTION BELOW.
                                  ATTACH ADDITIONAL SHEET                                    PROPOSED            PROPOSED
                                  IF MORE SPACE IS NEEDED.                                  INSURED 1           INSURED 2
------------------------------------------------------------------------------------------------------------------------------
                                                                                          Yes        No       Yes        No
a.    DURING THE PAST 5 YEARS, HAVE YOU SEEN A PHYSICIAN OR HEALTH CARE PROVIDER FOR      / /       / /       / /       / /
      ANY REASON? If "Yes," provide the physician or medical facility's name and address, date and reason for visit, and results of the visit in the space provided below.
------------------------------------------------------------------------------------------------------------------------------
b.    Are you a U.S. Citizen? If not a U.S. Citizen, what type of visa do you have?       / /       / /       / /       / /
------------------------------------------------------------------------------------------------------------------------------
c.    Have you ever engaged in or do you plan to engage in any aviation activity other    / /       / /       / /       / /
      than as a fare-paying passenger? (IF "YES," COMPLETE AVIATION SUPPLEMENT.)
------------------------------------------------------------------------------------------------------------------------------
d.    In the past two years, did you participate in, or do you have plans to              / /       / /       / /       / /
      participate in skin or scuba diving; land or water vehicle competition or racing; sky diving, hang gliding or ballooning; rock or mountain climbing; or
      any other hazardous sports or activities? (IF "YES," COMPLETE AVOCATION
      SUPPLEMENT.)
------------------------------------------------------------------------------------------------------------------------------
e.    Have you had insurance rejected or offered with an extra premium?                   / /       / /       / /       / /
------------------------------------------------------------------------------------------------------------------------------
f.    Do you plan to travel or reside outside the United States within the next two       / /       / /       / /       / /
      years? (If "Yes," state when, where and how long.)
------------------------------------------------------------------------------------------------------------------------------
g.    Within the past 3 years, have you been convicted of, pleaded guilty or no           / /       / /       / /       / /
      contest to three or more moving violations and/or accidents?
------------------------------------------------------------------------------------------------------------------------------
h.    Within the past 5 years, have you been convicted of, pleaded guilty or no           / /       / /       / /       / /
      contest to driving under the influence of alcohol and/or drugs?
------------------------------------------------------------------------------------------------------------------------------
i.    Has your driver's license ever been suspended or revoked?                           / /       / /       / /       / /
------------------------------------------------------------------------------------------------------------------------------
j.    Have you ever been convicted of, or pleaded guilty or no contest to, a Felony or    / /       / /       / /       / /
      Misdemeanor other than a minor traffic violation?
------------------------------------------------------------------------------------------------------------------------------
k.    Are you a member, or do you intend to become a member, of the armed forces,         / /       / /       / /       / /
      including the reserves?
------------------------------------------------------------------------------------------------------------------------------
l.    Is the proposed Policyowner or Insured(s) considering assigning or transferring     / /       / /       / /       / /
      rights or interest in this policy now or in the future, including ownership or beneficiary interests, to an unrelated party such as (but not limited to) a life settlement, viatical, bank and/or lending or investment company? (If "Yes,"
      provide details below.)
------------------------------------------------------------------------------------------------------------------------------
m.    Is all or any part of the initial or future premium payments for this life          / /       / /       / /       / /
      insurance policy directly or indirectly being financed by an unrelated third party (individual or entity), or part of any loan arrangement? (IF "YES,"
      PROVIDE DETAILS BELOW INCLUDING THE NAME OF THE PROGRAM, VENDOR AND/OR LENDER
      BEING USED.)
------------------------------------------------------------------------------------------------------------------------------
n.    Has the proposed Policyowner or Insured(s) been offered any financial incentives    / /       / /       / /       / /
      as inducements to apply for this policy such as (but not limited to) premium loans or other payments? (If "Yes," provide details below.)
------------------------------------------------------------------------------------------------------------------------------

DETAILS TO "YES" ANSWERS:

o.    PHYSICIAN INFORMATION -- COMPLETE FOR ALL APPLICATIONS.

IN THE EVENT WE NEED TO ACCESS YOUR MEDICAL RECORDS, PLEASE LIST THE PHYSICIAN OR MEDICAL FACILITY'S NAME AND ADDRESS IN THE SPACE PROVIDED BELOW.

NAME:                           PHONE NUMBER:
ADDRESS:

12. LIFE INSURANCE IN FORCE AND PENDING -- COMPLETE FOR ALL APPLICATIONS.

                         PROVIDE DETAILS BELOW.
                        ATTACH ADDITIONAL SHEET                          PROPOSED            PROPOSED
                        IF MORE SPACE IS NEEDED.                        INSURED 1           INSURED 2
----------------------------------------------------------------------------------------------------------
                                                                      Yes        No       Yes        No
a.    Do you have life insurance and/or annuities in force,           / /       / /       / /       / /
      including any policies that have been transferred, assigned or sold to a third party? (If "Yes," provide details below.
      ADDITIONAL STATE REPLACEMENT FORM(S) MAY APPLY.)
----------------------------------------------------------------------------------------------------------
b.    Is any life insurance application or inquiry now pending        / /       / /       / /       / /
      elsewhere? This would include life insurance bound by a
      temporary insurance agreement or conditional receipt. (If
      "Yes," provide details below. ADDITIONAL STATE REPLACEMENT
      FORM(S) MAY APPLY.)
----------------------------------------------------------------------------------------------------------
c.    Will this insurance replace or change insurance with this       / /       / /       / /       / /
      company or any other company? This would include any policy that is being assigned, transferred or sold to a third
      party, and insurance that is currently pending but bound by a temporary insurance agreement or conditional receipt. (If
      "Yes," submit any required State Replacement Form or
      Disclosure Form.)
----------------------------------------------------------------------------------------------------------

Company                                                                   Person Insured                         To Be Replaced?
                                                                                                                 / / Yes / / No
Type:                                          Policy Number:             Amount:               Year Issued:     1035 Exchange?
/ / Individual / / Business / / Group                                                                            / / Yes / / No
------------------------------------------------------------------------------------------------------------------------------------
Company                                                                   Person Insured                         To Be Replaced?
                                                                                                                 / / Yes / / No
Type:                                          Policy Number:             Amount:               Year Issued:     1035 Exchange?
/ / Individual / / Business / / Group                                                                            / / Yes / / No
------------------------------------------------------------------------------------------------------------------------------------
Company                                                                   Person Insured                         To Be Replaced?
                                                                                                                 / / Yes / / No
Type:                                          Policy Number:             Amount:               Year Issued:     1035 Exchange?
/ / Individual / / Business / / Group                                                                            / / Yes / / No

PART D

13. VARIABLE LIFE PRODUCT ACKNOWLEDGEMENT -- COMPLETE FOR ALL VARIABLE LIFE APPLICATIONS.

                                                                                          Yes        No
a.    Do you believe that this policy will meet your insurance needs and financial        / /       / /
      objectives?
b.    DO YOU UNDERSTAND THAT THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY,       / /       / /
      DEPENDING ON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS IN THE SEPARATE
      ACCOUNT?
c.    DO YOU UNDERSTAND THAT THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON     / /       / /
      THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS IN THE SEPARATE ACCOUNT?
d.    Did you receive the product prospectus for the policy applied for?                  / /       / /
e.    Date of product prospectus (Month, Day, Year)

14. AUTHORIZATION TO OBTAIN, RELEASE, AND DISCLOSE INFORMATION

I, an undersigned Proposed Insured, authorize Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company ("The Hartford") to complete a Personal History Interview and to obtain an Investigative Consumer Report on me (and on my minor children if they are applying for insurance). Further, I authorize the release of any medical or non-medical information that relates to me (and my minor children if they are applying for insurance) that is necessary for my application or determining eligibility for benefits, including (1) past or current health conditions including illnesses, sicknesses, diseases, disabilities, disorders, accidents, injuries, and drug prescriptions; (2) confinements in any hospital, medical facility, VA facility or medical clinic;
(3) outpatient treatment in any hospital, hospital emergency room, medical facility, VA facility or medical clinic; and (4) treatment for alcohol abuse, drug abuse or mental health protected by Federal Law.

I authorize any person or organization that has records or knowledge of my health or driving record (and the health or driving record of my minor children, if they are applying for insurance) to release this information. This includes any doctor, medical professional, health practitioner, therapist, counselor, hospital, clinic or any other medically related facility, pharmacy benefit manager, VA facility or medical clinic, other insurance company, reinsurer, consumer reporting firm, employer, Motor Vehicle Division or the Medical Information Bureau (MIB). This information may be released for the purpose of determining eligibility for insurance under a new or an existing policy and/or eligibility for any benefits under the policy in the event of a claim. This information may be released to The Hartford or its legal representative. However, I understand that the MIB will release records of information only to The Hartford.

I understand that The Hartford may release this information in its file(s) to its reinsurer(s), the MIB, any other insurance company to which I or my minor children apply for life or health insurance, other persons and/or organizations performing business or legal services in connection with this application or a claim, or as required by law, including any mandated reporting to state agencies. I understand that if I request details about any of the medical information gathered about me or my minor children which relates to this application: (a) the medical information and (b) the identity of the medical care institution or the medical person who provided the information shall be released to me or to a licensed medical person of my choice. I also acknowledge receipt of The Hartford's Notice of Information Practices.

I agree that a photocopy of this authorization is as valid as the original and understand that I may receive a copy of this authorization upon request. I also agree that this authorization shall be valid for twenty-four (24) months from the date shown below. This authorization may be revoked upon written request, except to the extent that action has already been taken. I understand that revocation may be a basis for denying insurance coverage and benefits.

15. DECLARATIONS AND SIGNATURES -- COMPLETE FOR ALL APPLICATIONS.

Each of the undersigned Proposed Insured(s) and Owner declare, understand and agree that:

1. All statements and answers contained in this application, together with any amendments and supplements, are complete and true to the best of our knowledge and belief.

2. The statements and answers set forth in this application and any amendments and supplements, are the basis for any insurance policy that may be issued. Owner, if not a Proposed Insured, adopts and ratifies such statements and answers.

3. A copy of the application and any amendments and supplements shall be attached to and be made a part of the policy, if issued.

4. The insurance policy applied for will take effect only if the Proposed Insured(s) is/are living, any amendments to the application are properly signed, all answers set forth in the application, together with any amendments and supplements, continue to be true and complete at the time the policy is delivered, and the first full modal premium is received.

5. Only an officer of The Hartford can make, modify, alter or discharge the terms of the application amendments, supplements and policy, or waive any of The Hartford's rights or requirements.

6. If any answers on this application, or any amendment or supplement, are incorrect or untrue, The Hartford will have the right to deny benefits or rescind the policy.

7. If the proposed policy is an "employer-owned life insurance contract" under IRC Section 101(j), in order for the death benefits to be fully federal income-tax free, a certification will be required at the time of a death claim that (1) the notice and consent requirements were fulfilled BEFORE the policy was issued, and (2) an exception under section 101(j)(2) applies. See the Employer-Owned Information Form at the end of this Application for more information.

APPLICATION SIGNED AT                                                                                          /         /
                                      CITY                                        STATE          MONTH         DAY       YEAR

1.                                                            2.
              SIGNATURE OF PROPOSED INSURED 1                               SIGNATURE OF PROPOSED INSURED 2
       (Parent or Guardian if under 15 years of age)                 (Parent or Guardian if under 15 years of age)
3.                                                            -- >
  SIGNATURE OF OWNER(S) IF OTHER THAN PROPOSED INSURED(S)                    SIGNATURE OF LICENSED PRODUCER

PART E

PRODUCER INFORMATION-COMPLETE FOR ALL APPLICATIONS. WHEN PROVIDING DETAILS TO QUESTIONS BELOW, ATTACH AN ADDITIONAL SHEET, IF NECESSARY.

1.      Please answer the following questions regarding the Proposed Insured(s).
        a. Years Known b. Marital Status c. Estimated Income d. Estimated Net Worth
                                                                                                       Yes          No
--------------------------------------------------------------------------------------------------------------------------
2.      Did you see all persons proposed for insurance? (If "No," provide details.)                    / /         / /
--------------------------------------------------------------------------------------------------------------------------
3.      Are you aware of any information not given in the application that might affect the            / /         / /
        insurability of the Proposed Insured(s)? (If "Yes," provide details.)
--------------------------------------------------------------------------------------------------------------------------
4. a    Do you have any knowledge or reason to believe that the Proposed Policyowner or Insured(s)     / /         / /
        are considering assigning or transferring rights or interest in this policy now or in the future, including ownership or beneficiary interests, to an unrelated party such as (but not limited to) a life settlement, viatical, bank and/or lending or investment company?
        (If "Yes," provide details.)
--------------------------------------------------------------------------------------------------------------------------
4. b    Do you have any knowledge or reason to believe that all or any part of the initial or          / /         / /
        future premium payments for this life insurance policy may be directly or indirectly financed by an unrelated third party (individual or entity), or be part of any loan arrangement? (IF "YES," PROVIDE DETAILS BELOW INCLUDING THE NAME OF THE PROGRAM, VENDOR
        AND/ OR LENDER BEING USED.)
--------------------------------------------------------------------------------------------------------------------------
4. c    Do you have any knowledge or reason to believe that the proposed Policyowner or Insured(s)     / /         / /
        has been offered any financial incentives as inducements to apply for this policy such as
        (but not limited to) premium loans or other payments equal to or in excess of the premium?
        (If "Yes," provide details.)
--------------------------------------------------------------------------------------------------------------------------
5.      Do you have knowledge or reason to believe that replacement of existing life insurance or      / /         / /
        annuities is involved in this transaction? (If "Yes," please answer the questions below.)
        a). Do you have any knowledge or reason to believe that this life insurance policy is or       / /         / /
        will be replacing all or any part of a policy that has been, or is in the process of being sold to an unrelated third party such as (including but not limited to) a life settlement, viatical, bank and/ or lending or investment company? (If "Yes," provide details.)
        b). If replacing , give the total amount of existing life insurance that will remain in        / /         / /
        force $
--------------------------------------------------------------------------------------------------------------------------
6.      REQUIREMENTS ORDERING -- Have you ordered, or will you be ordering the required medical        / /         / /
        evidence? (If "Yes," provide details below.)

PLEASE CHECK ALL THAT APPLY:                                  INSURED 1  INSURED 2  NAME OF PROVIDER   PHONE NUMBER    DATE ORDERED
------------------------------------------------------------------------------------------------------------------------------------
SALIVA                        Oral Fluid Test                    / /        / /
BLDF                          Blood Profile                      / /        / /
HOS                           Home Office Urine Specimen         / /        / /
PM                            Paramedical Exam                   / /        / /
EKG                           Electrocardiogram                  / /        / /
MD Exam                       Physician's Exam                   / /        / /
APS                           Attending Physician's              / /        / /
                              Statement
APS                           Attending Physician's              / /        / /
                              Statement
Other                                                            / /        / /

7.    Purpose of insurance (Check Primary Reason.)
      PERSONAL                                                        BUSINESS
      / / Income Replacement          / / Juvenile                    / / Buy -- Sell                 / / Split Dollar
      / / Estate Liquidity            / / Asset Protection            / / Executive Bonus             / / Key Employee
      / / Retirement Income           / / Other                       / / Deferred Compensation       / / 419 Plan
      / / Mortgage/Loan Coverage                                      / / Other
------------------------------------------------------------------------------------------------------------------------------------

8.    Frequently Required Forms -- A complete list of forms is available at HartfordInvestor.com
      REQUIRED FOR ALL APPLICATIONS:                                VARIABLE LIFE INSURANCE (ALL PRODUCTS)
      HIPAA Authorization(s)                                        Net Premium Allocation Form
      Signed Compliance Illustration (not required for Term)        STAG WALLSTREET
      419                                                           Accelerated Death Benefit Policy Owner Disclosure
      419 Plan Disclosure & Acknowledgement Statement (MC-02-299-4-04)
      412i
      Disclosure & Acknowledgement Statement -- Stag Whole Life in 412i or other Qualified Retirement Plans (MC-04-158-4-04)
      412i Plan Statement of Authorization to Purchase Form (ILO-1001)
      STAG WHOLE LIFE -- ONE OF THE FOLLOWING IS REQUIRED
      Disclosure & Acknowledgement Statement -- Stag Whole Life in 412i or other Qualified Retirement Plans (MC-04-158-4-04)
      Disclosure & Acknowledgement Statement -- Stag Whole Life not for use with 419, 412i or other Qualified Plans
      (MC-04-159-4-04)
      ADDITIONAL FORMS THAT MAY BE REQUIRED TO COMPLETE APPLICATION PROCESSING
      State Replacement Form(s)                                     Dollar Cost Averaging Election Form
      Absolute Assignment Form -- 1035 Exchange Cases               Asset Allocation Enrollment Form
      Policy Situs Form                                             Bank Draft Authorization Form
      Business Insurance Supplement                                 Temporary Insurance Agreement
      Accelerated Death Benefit Policy Owner Disclosure (if
      elected)
--------------------------------------------------------------------------------------------------------------------------------
9.    Is advance payment being submitted with this application?     Yes / / No / /
      If "Yes," what amount? $
--------------------------------------------------------------------------------------------------------------------------------

ADVANCE PREMIUM PAYMENT MAY BE ACCEPTED AND THE TEMPORARY INSURANCE AGREEMENT GIVEN ONLY UNDER THE FOLLOWING CONDITIONS:

       1. The premium collected is equal to the amount of the full first premium for the mode selected.

       2. The Proposed Insured(s) is/are under AGE 70 YEARS OLD OR LESS, age last birthday.

       3. The answers to the HEALTH QUESTIONS ON THE TEMPORARY INSURANCE AGREEMENT ARE "NO."

       4.   The Proposed Insured(s) appear to be STANDARD RISKS IN ALL RESPECTS.

       5. The amount of insurance applied for does not exceed $5,000,000. The Temporary Insurance Agreement provides coverage to a maximum of $1,000,000 (see receipt).

       6. The Temporary Insurance Agreement is given and the premium is collected ONLY at the time the application is taken and signed.

          Temporary Insurance coverage is only available for the Proposed Insured designated as Proposed Insured 1 on the Application (or both insured(s) if Survivor Life is being applied for).

       7. The producer does not make an advance premium payment for the Proposed Insured or Applicant. If this is done, loss of the agent's license could occur.

       8.   The application does not contain a request for postdating.

IF THE ABOVE CONDITIONS ARE NOT MET, DO NOT COMPLETE A TEMPORARY INSURANCE AGREEMENT FORM.

PRODUCER CERTIFICATION -- COMPLETE FOR ALL APPLICATIONS.

1. I CERTIFY that all questions asked by me were recorded as given and they are complete and accurate to the best of my knowledge and belief.

2. I CERTIFY that I have reviewed photo I.D. documentation sufficient to verify the identity of the proposed Owner(s).

3. I CERTIFY that this customer did not exhibit any suspicious behavior that could be related to money laundering activities while applying for this policy.

4. I CERTIFY that this policy has not been solicited, directly or indirectly, for the benefit of an investor, stranger or unrelated third party.

5. I CERTIFY that I am duly licensed in the state in which this application was signed.

6.   I have given the Proposed Insured(s) the appropriate Disclosure documents.

7. For Variable Life Business, I CERTIFY that I am a NASD Registered Representative.

8. I have complied with state and federal laws on disclosure, cost comparison and replacement.

9.   I have reviewed the purchase of this insurance policy as to suitability.

-- >                           DATE                  /          /
          SIGNATURE(S) OF                 MONTH         DAY        YEAR
        WRITING PRODUCER(S)